EX-99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President and Principal Executive Officer of Morgan Keegan Select Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  September 7, 2005            /s/ Carter E. Anthony
                                    -------------------------------------------
                                    Carter E. Anthony, President and Principal
                                    Executive Officer


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer and Principal Financial Officer of Morgan Keegan Select Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:  September 7, 2005           /s/ Joseph C. Weller
                                    --------------------------------------------
                                    Joseph C. Weller, Treasurer and Principal
                                    Financial Officer


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